UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  03/30/2010

BARNES GROUP INC.
(Exact name of registrant as specified in its charter)

Commission File Number:  1-04801

Delaware	06-0247840
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

123 Main Street
Bristol, Connecticut
06010
(Address of principal executive offices, including zip code)

(860) 583-7070
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

Barnes Group Inc.'s aerospace aftermarket business within the Logistics and Manufacturing Services segment has been awarded a two-year extension of Pioneer Status by the Republic of Singapore's Ministry of Trade and Industry for certain of its Revenue Sharing Programs. The Pioneer tax status is now awarded for periods of seven to nine years from the effective dates and is scheduled to begin to expire in late 2012. The multi-year Pioneer tax status provides tax benefits in exchange for capital investment and employment commitments for the production of certain engine components for original equipment manufacturers and the spare parts market.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BARNES GROUP INC.

Date: April 05, 2010	By:	/s/ Christopher J. Stephens, Jr.
Christopher J. Stephens, Jr.
Senior Vice President, Finance and Chief Financial Officer